                                                                EXHIBIT (10)(pp)


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into effective as of the 10th day of May, 2000, by and among SOUTH TEXAS DRILLING & EXPLORATION, INC., a Texas corporation (the "Company"), and WEDGE ENERGY SERVICES, L.L.C., a Delaware limited liability company (such entity being referred to herein as the "Investor").

                                   WITNESSETH:

         WHEREAS, Investor is acquiring 3,678,161 of the $0.10 par value common stock of the Company (the "Common Stock") in accordance with a Common Stock Purchase Agreement dated May 10, 2000 (the "Stock Purchase Agreement") and has previously acquired 1,153,846 shares of Common Stock in accordance with a Subscription Agreement dated February 28, 2000 (the "Subscription Agreement"); and

         WHEREAS, the Company has agreed to provide the Investor with certain registration rights with respect to the Registrable Securities (as defined herein).

         WHEREAS, the parties desire that this Agreement supercede in every way that certain Registration Rights Agreement between them entered into incident to the Subscription Agreement, which Registration Rights Agreement is hereby canceled and rendered a nullity by agreement of the parties.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto hereby agree as follows:

         Section 1. Certain Definitions. As used in this Agreement, the following definitions shall apply:

                  "Affiliate" means a Person who directly or indirectly controls, is controlled by, or is under common control with, the Person referred to. For this purpose, "control" means the ability to direct or cause the direction of the management or affairs of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "Holder" means any holder of outstanding Registrable
Securities.

                  "Person" means any natural Person, any unincorporated organization or association, and any partnership, limited liability company, corporation, estate, trust, nominee, custodian or other individual or entity.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments thereto filed or required to be filed), and the declaration or ordering of the effectiveness of such registration statement.

                  "Registrable Securities" means: (i) the Common Stock held by the Investor issued pursuant to the Subscription Agreement or the Stock Purchase Agreement, (ii) any Common Stock hereafter acquired by the Investor, and (ii) any securities of the Company held by the Investor that are or were issued or issuable, directly or indirectly, in respect of or by way of exchange for such Common Stock or any capital stock into which such Common Stock may be converted, together with any other securities which are issued with respect thereto by way of any stock split, stock dividend, recapitalization, reorganization, or similar event; provided, however, that Registrable Securities shall not include any Registrable Securities which have previously been registered or sold to the public.

                  "Registration Expenses" means all expenses incurred by the Company in complying with registration obligations hereunder, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of not more than one counsel chosen by the Holders who are the holders of a majority of Registrable Securities being registered, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall not include fees of counsel for the Holders other than of one counsel as set forth above or Selling Expenses as defined below.

                  "Requisite Holders" means Holders of not less than 50% of the Registrable Securities who are also holders of at least 2% of the then outstanding equity securities of the Company.

                  "Requisite Securities" means Registrable Securities equal to no less than 5% of the then outstanding equity securities of the Company.

                  "Restricted Securities" means the securities of the Company required to bear the legend set forth in Section 2 hereof.

                  "Rule 144" means Rule 144 promulgated under the Securities Act, or any similar successor rule, as the same shall be in effect from time to time.

                  "Rule 145" means Rule 145 promulgated under the Securities Act, or any similar successor rule, as the same shall be in effect from time to time.

                  "Rule 415" means Rule 415 promulgated under the Securities Act, or any similar successor rule, as the same shall be in effect from time to time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as shall be in effect at the time.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and interpretations promulgated thereunder.

         Section 2. Demand Registrations.

                  (a) Request for Registration. If, at any time after November 10, 2000, the Company shall receive from the Requisite Holders a written request that the Company effect the registration under the Securities Act of the resale of Registrable Securities held by such Requisite Holders (a "Demand Registration"), then the Company shall:

                           (i) promptly give written notice of the proposed
registration to all other Holders;

                           (ii) use its best efforts to effect, as soon as
practicable, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request received by the Company within 20 days after the Company mails such written notice in accordance with the registration procedures set forth in Section 6 hereof and to keep effective for 120 days after the effective date;

provided, however, that the Company shall not be obligated to take any action to effect any such registration under the Securities Act:


                                    PAGE -2-    WEDGE - REGISTRATION RIGHTS AGMT

                                (A) after the Company has effected three such
registrations pursuant to this Section 2 which have been declared or ordered effective and pursuant to which securities have been sold; or

                                (B) If less than the Requisite Securities are
requested to be included in the registration.

                           (iii) the Holder shall be entitled to make a request
for one shelf registration pursuant to Rule 415 of the Securities Act, which request may be for a shelf registration of not more than 12 month duration. This shall count as one Demand Registration under Section 2(a)(ii)(A).

Subject to the foregoing clauses 2(a)(ii)(A), 2(a)(ii)(B) and 2(a)(iii) the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, and in any event within 90 days, after receipt of the request or requests of the Requisite Holders; provided, however, that if the Company shall within five days of such demand furnish to such Holder a certificate signed by the president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be detrimental to the Company or its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a reasonable period not to exceed 90 days from receipt of such Holder's request. The Company's right to delay such registration as set forth in the previous sentence may only be exercised one time during any twelve month period.

                  (b) Underwritten Demand Registrations. The offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering except for one such Demand Registration which may be for a shelf registration in compliance with the provisions of this Section 2. In the event the managing underwriter or underwriters of the Demand Registration advise the Company and the Requisite Holders in writing that the total amount of Registrable Securities requested to be included in such offering would exceed the maximum amount of securities which can be marketed at a price reasonably related to the current fair market value of such securities without adversely affecting such offering (the "Underwriters Maximum Number"), the Company will be required to include in such registration to the extent of the Underwriters Maximum Number: first, all of the Registrable Securities requested to be included in such registration by the Holders thereof, allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder, and second, any equity securities requested to be included in such registration by the Company and any other holders of such securities, allocated as determined by the Company subject to any agreements between the Company and any such holders.

                  (c) Selection of Underwriters. The managing underwriter or underwriters to be used in connection with such registration shall be selected by the Requisite Holders holding a majority of the Registrable Securities being registered. The Company shall have the right to approve the selection of any such underwriters, which approval shall not be unreasonably withheld.

                  (d) Underwriting Agreements. The Company shall (together with all Holders selling Registrable Securities) enter into an underwriting, agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Requisite Holders, and each Holder selling Registrable Securities shall participate in such underwriting.

                  (e) Withdrawal from Underwriting. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Requisite Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 60 days after the effective date of such registration, or such other shorter period of time as the underwriters may require. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion and manner used in determining the underwriter limitation in this Section 2.


                                    PAGE -3-    WEDGE - REGISTRATION RIGHTS AGMT

                  (f) Inclusion as a Demand Registration. For purposes of this
Section 2, a registration will not count as a Demand Registration until it has become effective; provided, however, if the Requisite Holders withdraw their Registrable Securities (whether before or after the effectiveness of such registration) such demand will count as a Demand Registration for purposes of this Section 2 unless the Requisite Holders pay all of the Registration Expenses associated with such attempted registration. Notwithstanding the foregoing, the failure of a Demand Registration to become effective as a direct or indirect result of wrongful actions by the Company, or if such Demand Registration does not occur as a result of any action by the managing underwriters or underwriters, then such registration will not count as a Demand Registration.

         Section 3. Piggyback Registration.

                  (a) Right to Include Registrable Securities. Whenever the Company proposes to register the sale of any of its equity securities under the Securities Act other than on Form S-4 or Form S-8 promulgated under the Securities Act or any similar form then in effect, the Company shall give written notice thereof to each Holder as soon as practicable (but in any event at least 30 days before such filing), offering such Holder the opportunity to register on such registration statement such number of Registrable Securities as such Holder may request in writing, subject to the provisions of section 3(b), not later than 20 days after the date of the giving of such notice (a "Piggyback Registration"). Upon receipt by the Company of any such request, the Company shall use reasonable efforts to, or in the case of an underwritten offering, to cause the managing underwriter or underwriters to, include such Registrable Securities in such registration statement (or in a separate registration statement concurrently filed) and to cause such registration statement to become effective with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 6 hereof. If the Company's registration is to be effected pursuant to an underwritten offering, Registrable Securities registered pursuant to this Section 3 shall be distributed in accordance with such offering. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register its equity securities and before the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to each Holder (A) in the case of a determination not to effect registration, relieve itself of its obligation to register the Registrable Securities in connection with such registration or (B) in the case of a determination to delay registration, delay the registration of such Registrable Securities for the same period as the delay in the registration of such other equity securities. Each Holder requesting inclusion in a registration pursuant to this Section 3 may, at any time before the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company); provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such holder shall have no right to so revoke its request

                  (b) Priority in Piggyback Registration. Notwithstanding the foregoing, with respect to a Piggyback Registration that is underwritten and with respect to which the managing underwriter or underwriters advise the Company of an Underwriters Maximum Number, then the Company will so notify all Holders requesting inclusion in such registration and will be required to include in such registration, to the extent of the Underwriters Maximum Number: first, any equity securities that the Company proposes to sell for its own account; second, the Registrable Securities requested by Holders to be included in such registration allocated pro rata with Wm. Stacy Locke and Michael E. Little, the only other holders of equity securities who may have piggyback registration rights as of the date hereof on the basis of the number of securities requested to be included therein by each such holder, provided, however, in no event will the number of shares to be included by the Holder be reduced to less than 25% of the total shares available to be requested; and third, to the extent that the Underwriters Maximum Number has not been filled by the application of the preceding clauses, any further equity securities that the Company proposes to sell for its own account and/or any equity securities requested to be included in such registration by other holders of such securities, allocated as determined by the Company subject to agreements between the Company and any such holders.

                  (c) Selection of Underwriters. If any Piggyback Registration is in the form of an underwritten offering, the managing underwriter or underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Company (subject to any separate agreement with the holders on behalf of which a secondary underwritten offering is being made).


                                    PAGE -4-    WEDGE - REGISTRATION RIGHTS AGMT

                  (d) Underwriting Agreements. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, and each Holder selling Registrable Securities shall participate in such underwriting.

                  (e) Withdrawal from Underwriting. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. Sales under Rule 144 shall not be considered a public distribution for purposes of this paragraph.

                  (f) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         Section 4. Market Standoff. If the Company at any time shall register the offer and sale of shares of Common Stock to the public under the Securities Act (including any registration pursuant to Sections 2 or 3), the Holders shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Securities (other than those shares of Common Stock included in such registration pursuant to Sections 2 or
3) without the prior written consent of the Company for a period designated by the Company in writing to the Holders, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 120 days after the effective date of such registration statement. The Company shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with this Section 4 as if such person was a Holder hereunder.

         Section 5. Expenses of Registration. All Registration Expenses incurred in connection with the Demand Registrations and the Piggyback Registrations shall be borne by the Company. All Selling Expenses relating to securities so registered as well as all Registration Expenses relating to Demand Registrations and Piggyback Registrations not required to be borne by the Company shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

         Section 6. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 or 3 hereof to use its best efforts to effect promptly the registration of Registrable Securities, the Company shall:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective as provided herein;

                  (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale of or other disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition of the prospective seller or sellers of such Registrable Securities, but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration; provided, however, that (i) such period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415 permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective


                                    PAGE -5-    WEDGE - REGISTRATION RIGHTS AGMT
amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement. The incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                  (c) Furnish to each prospective seller of Registrable Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities of such seller;

                  (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or approved for quotation on any inter-dealer quotation system on which similar securities issued by the Company are then listed or quoted;

                  (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number of all such Registrable Securities, in each case not later than the effective date of such registration;

                  (g) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable any Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (g);

                  (h) Use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each Holder holding such Registrable Securities to consummate the disposition of such Registrable Securities;

                  (i) Subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by each Holder holding such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement;

                  (j) Use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                  (k) Use its best efforts to obtain from its counsel an opinion or opinions in customary form;


                                    PAGE -6-    WEDGE - REGISTRATION RIGHTS AGMT

                  (l) Issue to any underwriter to which any Holder holding such Registrable Securities may sell shares in such offering certificates evidencing such Registrable Securities;

                  (m) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

                  (n) In connection with any offering pursuant to a registration statement filed pursuant to Section 2 hereof, enter into an underwriting agreement reasonably necessary to effect the sale of the Common Stock, provided such underwriting agreement contains customary underwriting provisions; and provided further that if the underwriter so requests, the underwriting agreement will contain a customary contribution provision; and

                  (o) Use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

         Section 7. Indemnification. In the event any of the Registrable Securities are included in a registration statement under this Section:

                  (a) The Company will indemnify each Holder, each of such Holder's officers and directors and partners (and each partner's officers, directors and partners) and such Holder's separate legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained, on the effective date thereof; in any registration statement, any prospectus contained therein, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners (and each partner's officers, directors and partners) and such Holders' separate legal counsel and independent accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained, on the effective date thereof, in any such registration statement, any prospectus contained therein, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission



                                    PAGE -7-    WEDGE - REGISTRATION RIGHTS AGMT

(or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of any such Holder hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expense in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Section 8. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

     Section 9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company shall use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning 90 days after (i) the Registration Date, or (ii) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) Furnish to any Holder promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 and the Securities Act and the Securities Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.


                                    PAGE -8-    WEDGE - REGISTRATION RIGHTS AGMT

     Section 10. Assignment of Registration Rights. The rights to cause the Company to register securities granted under this Agreement may be assigned to a transferee or assignee in connection with the transfer assignment of shares of Registrable Securities (i) to Affiliates of the Holder, (ii) to the Company,
(iii) to Persons to whom the Registrable Securities are transferred by reason of the Holder's death or involuntarily by operation of law, (iv) pursuant to a transfer approved by the Company in its sole and absolute discretion, or (v) to Persons to whom the Registrable Securities are transferred in accordance with the transfer restriction provisions, if any, in the Subscription Agreement, articles of incorporation, bylaws, any Shareholder's Agreement among the Holders, the Company and other holders of capital stock of the Company or other documents or agreements of Holder, provided, however, that the Company is given written notice thereof.

     Section 11. Subsequent Purchasers. Without the affirmative vote of the Holders of at least 66-2/3% of the Registrable Securities, the Company shall not grant to any purchaser of the Company's securities any demand registration rights, or any piggyback registration rights that would provide any rights greater than those granted to the Investor or that would be inconsistent or in conflict with the provisions hereof. Moreover, for so long as the Holders of the Registrable Securities are entitled to exercise the registration rights described herein, they shall receive the benefit of any and all registration rights granted by the Company to any other person who is as of the date of this Agreement securities holder in the Company (or any affiliate of such existing securities holder) which are more favorable than the registration rights granted to the Investor herein.

     Section 12. Term. This Agreement and all rights granted to the Investor hereunder shall expire on the fifteenth anniversary of the date hereof.

     Section 13. Miscellaneous.

          (a) Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or by nationally-recognized overnight courier or duly sent by First Class certified mail, postage prepaid, or by telecopy addressed to such party at the address or telecopy number set forth below or such other address or telecopy number as may hereafter be designated in writing by the addressee to the address or listing all parties:

           If to the Company:    South Texas Drilling & Exploration, Inc.
                                         9310 Broadway, Bldg. 1
                                         San Antonio, Texas 78217
                                         ATTN: Wm. Stacy Locke

           If to the Investor:        WEDGE Energy Services, L.L.C.
                                         1415 Louisiana Street, Suite 3000
                                         Houston, Texas 77002
                                         ATTN: President

          (b) Entire Agreement: Amendments. This Agreement represents the entire agreement of the parties hereto, and supersedes any other agreements among the parties with respect to the subject matter hereof. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, except pursuant to the written consent of the Company and holders of a majority of the Registrable Securities.

          (c) Assignment. This Agreement may not be assigned by any party without the prior written consent of the other parties, except by a Holder in accordance with Section 10 above. Any assignment which contravenes this Section shall be void ab initio.

          (d) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (e) Headings; Interpretations. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Whenever the context requires, references in this Agreement to the singular number shall include the


                                    PAGE -9-    WEDGE - REGISTRATION RIGHTS AGMT
plural and, likewise, the plural number shall include the singular, and words denoting gender shall include the masculine, feminine and neuter.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of law thereof.

          (g) Separability. In case any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and other applications thereof shall not in any way be affected or impaired thereby.


                                    PAGE -10-   WEDGE - REGISTRATION RIGHTS AGMT

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed the day and date above written.


                                        SOUTH TEXAS DRILLING & EXPLORATION, INC.


                                        By:   /s/ WM. STACY LOCKE
                                              ----------------------------------
                                        Name:  Wm. Stacy Locke
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------


                                        WEDGE ENERGY SERVICES, LLC.


                                        By:   /s/ WILLIAM H. WHITE
                                              ----------------------------------
                                        Name: William H. White
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------


                                    PAGE -11-   WEDGE - REGISTRATION RIGHTS AGMT

                         IRI INTERNATIONAL CORPORATION
                              TERMS AND CONDITIONS

1. GENERAL: The Terms and Conditions outlined herein shall apply to the sale by IRI International Corporation (hereinafter referred to as Company) of products, equipment and parts relating thereto (hereinafter referred to as Equipment). Unless prior written agreement is reached, it shall be understood that: the Company's proceeding with any work shall be in accordance with the Terms and Conditions outlined herein.

     The Company will comply with all Federal, State and local laws and regulations as they may apply to manufacturing facilities. Such compliance shall not include the use and/or operation of the Equipment nor its installation and use in conjunction with other equipment or apparatus.

2. TITLE AND RISK OF LOSS: The legal title, right to possession and control, beneficial ownership, risk of loss and all other incidents of ownership of the Equipment (herein referred to as Title and Risk of Loss) sold hereunder shall remain in Company until the shipment is delivered on board the vessel at the port of shipment (the Passage of Title point) notwithstanding how the Equipment sold hereunder is consigned, how payment is effectuated, the place where shipping documents are endorsed, the form of shipping documents utilized, or prices stated. Terms such as FOB, FAS, CIF and C&F are intended only as price terms and any presumption as to the intention respecting the Passage of Title to the Equipment otherwise than expressed in this Article which might arise from the use of such terms is hereby specifically negated. Risk of Loss shall pass to Purchaser at the Passage of Title point and if the Equipment does not reach such point, there is no sale. If the Company insures the shipment, it is agreed that the insurance policy shall cover the Purchaser as its interest may appear. If the Purchaser insures the shipment, it is agreed that the insurance policy will cover and protect the interests of the Company as legal owner of the goods until the Passage of title. "Ownership," "legal title," or "title" as used herein means full beneficial ownership of the merchandise and not bare legal title retained for security purposes.

3. ASSIGNMENT: Neither party shall assign or transfer this contract (except to their own affiliated company) without the prior written consent of the other party. As a condition to any such written consent, such assignment shall be subject to the Terms and Conditions herein and no greater rights or remedies shall be available to the assignee.

4. DELIVERY AND DELAYS: Delivery dates shall be quoted by the Company. Such dates shall be interpreted as estimated and in no event shall such dates be construed as falling within the meaning of "time is of the essence." The Company shall not be liable for loss, damage, detention or delay due to war, riots, civil insurrection or acts of the common enemy, fire, flood, strikes or other labor difficulty, acts of civil or military authority, including governmental laws, orders, priorities or regulation, acts of the Purchaser, embargo, car shortage, wrecks or delay in transportation, inability to obtain necessary labor, materials or manufacturing facilities from usual sources, faulty forgings or casings, or other causes beyond the reasonable control of the Company. In the event of delay in performance due to any such cause, the date of delivery or time for completion will be adjusted to reflect the actual length of time lost by reason of such delay. The Purchaser's receipt of Equipment shall constitute a waiver of any claim for delay.

5. TAXES: The price does not include any property, license, privilege, sales, use, excise, gross receipts, value added, duties, or other like taxes which may be now or hereafter applicable to, measured by, or imposed upon or with respect to this transaction, the Equipment, its sale, its value or its use, or any services performed in connection therewith, imposed by any governmental authority in the country of destination. If any such taxes are required to be paid by the Company, they shall be added to the prices herein and shall be paid to the Company by the Purchaser.

6. SETOFFS: Neither Purchaser nor any affiliated company or assignee shall have the right to claim compensation or setoff against any amounts which become payable to the Company under this contract, or otherwise.

7. PATENTS: The Company shall defend any suit or proceeding brought against the Purchaser and shall pay any adverse judgment entered therein so far as such suit or proceeding is based upon a claim that the use of the Equipment or any part thereof manufactured by Company and furnished under this contract constitutes infringement of any patent of a country where the Equipment is sold or of a country where the Company is aware at the date of the sale that the Equipment will be used, providing the Company is promptly notified in writing and given authority, information and assistance for defense of same, and the Company shall, at its option, procure for the Purchaser the right to continue to use said Equipment, or to modify it so that it becomes non-infringing, or to replace the same with non-infringing equipment, or to remove said Equipment and to refund the purchase price. The foregoing shall not be construed to include any agreement by the Company to accept any liability whatsoever in respect to patents for inventions including more than the Equipment furnished hereunder, or in respect of patents for methods and processes to be carried out with the aid of said Equipment, except those which are inherent in the Equipment as furnished. The foregoing states the entire liability of Company with regard to patent infringement. If any Equipment shall be sold by Company to meet Purchaser's specifications or requirements and is not a part of Company's standard line offered by it to the trade generally in the usual course of Company's business. Purchaser agrees to defend, protect, indemnify and save harmless Company from any loss, damage or injury arising out of a claim, suit or action at law or in equity for actual or alleged infringement because of the sale of such Equipment, and to defend any such suits or actions which may be brought against the Company.

8. WARRANTY: The Company warrants that the Equipment manufactured by and delivered hereunder will be free of defects in material and workmanship for a period of six (6) months from the date of placing the Equipment in operation, and/or twelve (12) months from date of shipment from U.S. whichever comes first. Should any failure to conform to this warranty be reported in writing to the Company within said period, the Company shall, at its option, correct such nonconformity by suitable repair to such Equipment, or furnish a replacement part FOB point of shipment, provided the purchaser has stored, installed, maintained and operated such Equipment in accordance with good industry practices and has complied with specific recommendations of the Company. Accessories or equipment furnished by the Company, but manufactured by others, shall carry whatever warranty the manufacturers have conveyed to the Company and which can be passed on to the Purchaser. The Company shall not be liable for any repairs, replacements or adjustments to the Equipment or any costs of labor performed by the Purchaser or others without the Company's prior written approval.

     The effects of corrosion, erosion and normal wear and tear are specifically stated within the Company's warranty. Performance warranties are limited to those specifically excluded from the Company's proposal. Unless responsibility for meeting such performance warranties are limited to specified shop or field tests, the Company's obligation shall be to correct in the manner and for the period of time provided above.

     THE COMPANY MAKES NO OTHER WARRANTY OR REPRESENTATION OF ANY KIND WHATSOEVER, EXPRESSED OR IMPLIED, EXCEPT THAT OF TITLE, AND ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED.

     Correction by the Company of nonconformities, whether patent or latent, in the manner and for the period of time provided above, shall constitute fulfillment of all liabilities of the Company for such nonconformities, whether based on contract, warranty, negligence, indemnity, strict liability, or otherwise, with respect to or arising out of such Equipment.

9. LIMITATION OF LIABILITY: The remedies of the Purchaser set forth herein are exclusive and the total liability of the Company with respect to this contract, or the Equipment and services furnished hereunder, in connection with the performance or breach thereof, or from the manufacture, sale, delivery, installation, repair or technical direction covered by or furnished under this contract, whether based on contract, warranty, negligence, indemnity, strict liability, or otherwise, shall not exceed the purchase price of the equipment. Company shall in no event be liable to Purchaser, any successors in interest or any beneficiary or assignee of this contract for any consequential, incidental, indirect, special or punitive damages arising out of this contract, or any breach thereof or any defect in, or failure of, or malfunction of the Equipment hereunder, whether based upon loss of use, lost profits or revenue, interest, lost goodwill, work stoppage, impairment of other goods, loss by reason of shutdown or nonoperation, increased expenses of operation, cost of purchase of replacement power or claims of Purchaser or customers of Purchaser for service interruption whether or not such loss or damage is based on contract, warranty negligence, indemnity, strict liability or otherwise.

10. GOVERNING LAW: The rights and obligations of Purchaser and Company shall be governed by the laws of the State of Texas, U.S.A.

11. VIOLATIONS OF LAW: The Company shall not be bound by or required to adhere to any form or provision of a purchase order, quotation, bid, letter of credit or like document, or any provision of law, regulation or custom, which would cause the Company or any of its parents or affiliates to be in violation of the export laws, taxing statutes or regulations of the country wherein the goods are manufactured or from which they are exported or are otherwise subject to jurisdiction.

12. EXECUTION: The Company shall not be bound by any contract until approved in writing by an authorized representative of the Company. The contract, when so approved, shall supersede all previous communications, either oral or written. No modification shall be binding upon the parties unless such modification shall be in writing, duly executed by the Purchaser and approved by an authorized representative of the Company.



                                                        [INITIALS]    [INITIALS]


                                                               IRI INTERNATIONAL